

Cedar Creek Mines Ltd.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CERT.9999

CERTIFICATE NUMBER

9,000,000

SHARES

CUSIP NO. U12588 106

PAR VALUE $0.00001
COMMON STOCK

* SPECIMEN *

THIS CERTIFIES THAT

IS THE OWNER OF *NINE MILLION*

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.00001 EACH OF

CEDAR CREEK MINES LTD.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

G.M. (GUY) BRUSCIANO
President, CEO, CFO

MATTHEW BRUSCIANO
Secretary

DATED: JANUARY 01, 2009

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

CEDAR CREEK MINES LTD.
Corporate
Seal
DELAWARE

100 Second Avenue South, Suite 705S, St. Petersburg, FL, 33701
727.289.0010

999999

TEST ISSUE REF 1999 5.4375% 12/31/05

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________ (Cust)	Custodian ________ (Minor)
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	under Uniform Gifts (Transfer) to Minors Act ____________ (State)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For Value Received ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ____

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and

appoint ____ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated ____________________

X ____________________________

SIGNATURE GUARANTEE

(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.